Fidelity®

Magellan®

Fund

Annual Report

for the year ending
March 31, 2002

and

Prospectus

dated May 22, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Through the first quarter of 2002, prevailing market conditions generally paralleled the equity environment of 2001: Small-cap stocks continued to outperform large caps; value stocks performed better than growth stocks; and technology and telecommunications continued to be the weakest performing sectors of the market. That said, a number of equity indexes achieved positive gains for the quarter, while bond indexes were generally flat to down given concerns about possible interest rate hikes.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended March 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Magellan ®	-0.76%	66.39%	233.53%
Fidelity Magellan (incl. 3.00% sales charge)	-3.73%	61.40%	223.52%
S&P 500 ®	0.24%	62.35%	247.31%
Growth Funds Average	-2.38%	53.64%	198.21%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,956 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended March 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan	-0.76%	10.72%	12.80%
Fidelity Magellan (incl. 3.00% sales charge)	-3.73%	10.05%	12.46%
S&P 500	0.24%	10.18%	13.26%
Growth Funds Average	-2.38%	8.51%	11.06%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on March 31, 1992, and the current 3.00% sales charge was paid. As the chart shows, by March 31, 2002, the value of the investment would have grown to $32,352 - a 223.52% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $34,731 - a 247.31% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of March 31, 2002, the one year, five year, and 10 year cumulative total returns for the large cap core funds average were -1.87%, 47.97%, and 189.44%, respectively. The one year, five year, and 10 year average annual total returns were -1.87%, 7.99%, and 10.97%, respectively. The one year, five year, and 10 year cumulative returns for the large cap supergroup average were -2.99%, 49.25%, and 188.41%, respectively. The one year, five year, and 10 year average annual total returns were -2.99%, 8.09%, and 10.91%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Corporate profitability - or lack thereof - was the primary driver of stock performance during the 12-month period ending March 31, 2002. Larger companies most reliant on the U.S. economy suffered from continued economic weakness, driven by a slowdown in consumer and corporate spending, overcapacity issues and declining demand. Facing lower revenues, many larger firms implemented major cost-cutting measures in an attempt to increase profitability. In addition to the unfavorable economic backdrop, large-cap stocks were pressured by a growing number of corporate accounting scandals, rising energy prices and increased litigation over corporate asbestos liability. Not surprisingly, the Standard & Poor's 500 SM Index, a benchmark of 500 larger companies, eked out a 0.24% return, while the tech-heavy NASDAQ Composite® Index rose 0.59%. Faring slightly better due to its implicit cyclical nature, the blue-chips' benchmark, the Dow Jones Industrial Average SM, rose 7.23%. Meanwhile, smaller companies with more attractive stock valuations, steady cash flows and compelling product cycles performed better. The Russell 2000® Index, a benchmark of smaller companies, returned 13.98%. In an effort to spark the economy, the Federal Reserve Board reduced rates eight times during the period. In early 2002, monthly government data suggested the economy had begun to stabilize and perhaps improve. It appeared the Fed agreed with this sentiment, as it left rates unchanged after its policy meetings in January and March.

(Portfolio Manager photograph)
An interview with Robert Stansky, Portfolio Manager of Fidelity Magellan Fund

Q. Bob, how did the fund perform?

A. The stock market certainly has had its share of peaks and valleys in recent months. However, after all of the volatility, the fund's returns were roughly flat for the year. During the 12 months ending March 31, 2002, the fund had a total return of -0.76%. That slightly trailed the performance of the fund's benchmark - the Standard & Poor's 500 Index - which returned 0.24% during the period. However, the fund finished ahead of the average return of its peers - the growth funds average tracked by Lipper Inc. - which was -2.38%.

Q. Speaking of the volatility, the market bounced back strongly in the fourth quarter of 2001 only to stall again in the first quarter of this year. What happened?

A. The aggressive selling that took place in the market just after the September 11 tragedies proved to be short lived, and stocks subsequently made a remarkable recovery. Interestingly, some stocks reached previous highs despite turning in lower earnings than in previous reporting periods. However, as we moved into the first quarter, the upward momentum was not sustainable for a few reasons. Companies were struggling to exceed greatly diminished earnings estimates and, in many cases, were failing to do so. Also, stock valuations - prices relative to earnings - rose in the fourth quarter to very high levels across the broad market and particularly within certain sectors such as technology. As we ended the period, there remained many question marks regarding the health and speed of the economic recovery. Through it all, however, the one element that remained surprisingly strong was consumer spending. People continued to spend money at a healthy clip on new homes, home improvements and all sorts of durable and non-durable goods.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did the fund benefit from consumer spending?

A. It did. For example, I invested more aggressively relative to the S&P 500 in certain retailing stocks that turned in strong results over the past several months. These included Best Buy, Staples, Office Depot, Home Depot and Target. In addition to benefiting from continued strong consumer spending, these companies also dominated their respective segments of the market. Successful stock picks in other parts of the consumer discretionary sector helped performance as well. The fund remained overweighted relative to the index in a number of media stocks such as Viacom, Omnicom Group and Clear Channel Communications. These stocks rose 40%, 46% and 29%, respectively, over the past six months largely due to improving prospects for media advertising.

Q. How did the overall strengthening market conditions of the past six months impact the fund's investments in the financial sector?

A. Maintaining a larger position in financial stocks than the S&P 500 helped the fund's performance relative to the index. Within the sector, I continued to favor those companies with considerable exposure to the capital markets. Thus, when the market rebounded in the fourth quarter, stocks such as Citigroup, Goldman Sachs and Morgan Stanley Dean Witter boosted the fund's performance. These are companies with very well defined market share and solid execution. To the extent that the financial markets regain stability and companies return to the capital markets for financing needs, they stand to do well. That said, overweighted positions in other financial companies such as Fannie Mae and Freddie Mac detracted from the fund's performance. These publicly owned, government-sponsored corporations purchase mortgages from lenders and resell them to investors. Their stock prices usually move in an inverse direction to interest rates since the mortgage business is so dependent on the direction of rates. As the prospects for an economic recovery and potentially higher interest rates strengthened during the past six months, shares of Fannie and Freddie suffered.

Q. Six months ago, you mentioned that maintaining a relatively small position in the utilities sector helped the fund's performance. Was that still the case more recently?

A. Yes. The fund remained underweighted in the utilities and telecommunication services sectors, which boosted its performance relative to the S&P 500. Given the overcapacity issues within the telecomm industry, I found it very difficult to find companies with compelling earnings prospects. I also had profitability concerns about electric and gas utilities, which led me to hold very few of those companies in the fund.

Annual Report

Q. Which investments negatively impacted performance?

A. Tyco International had the largest negative impact on performance - relative to the S&P 500 - of any of the fund's holdings during the period. The company is a broadly diversified industrial conglomerate with a number of businesses, including electrical components, security services and health care. It suffered greatly during the period from concerns about its accounting practices in the wake of the Enron collapse, its high debt load and a restructuring plan to divide the company that took investors by surprise.

Q. The fund remained underweighted in technology in recent months. How did that affect its performance?

A. While the underweighting in technology helped performance slightly during the 12-month period, it hurt over the most recent six months as tech stocks surged during the fourth quarter of 2001. Immediately after September 11 these stocks were punished and - as so often happens in this sector - they bounced back very quickly. While I regret missing that fourth-quarter run-up, I still didn't see enough signs to say there was a fundamental recovery taking place in the sector. Business was still sluggish, and demand remained soft both on the consumer and the business sides of the equation. By the end of June, companies should have a handle on what they'll be spending on technology through the remainder of 2002 and into 2003. At that time, I should have a better idea of when a recovery in business prospects might occur and how to position the fund accordingly.

Q. The fund also had a smaller weighting in health care than the S&P 500 during the period . . .

A. It did. But the benefits of being underweighted in health care were outweighed by the weak performance of some of the fund's investments in pharmaceutical stocks. While some of the fund's health-care services stocks such as United Health Group were strong performers, several of the big drug companies such as Bristol-Myers Squibb, Merck and Schering-Plough suffered from disappointing earnings.

Q. More broadly, what's your outlook for the next six months?

A. It's difficult to get too excited about the market in the near term. I'm looking for modest returns from stocks for a couple of reasons. First, valuations are still historically high. Second, it continues to appear to me as if earnings growth will be somewhat subdued as we continue the economic recovery. More optimistically, however, some of the best periods of stock market performance actually have occurred during periods of declining or sluggish earnings growth. That's because if earnings grow too robustly, the Federal Reserve Board might be more tempted to raise interest rates to stem inflation, which historically has not been good news for the market. However, no matter how stocks behave in the short run, they follow earnings over longer periods, and my longer-term outlook for earnings on a company-by-company basis remains my key guidepost for positioning the fund.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 021

Trading symbol: FMAGX

Start date: May 2, 1963

Size: as of March 31, 2002, more than $77.8 billion

Manager: Robert Stansky, since 1996; manager, Fidelity Growth Company Fund and Fidelity Advisor Equity Growth Fund, 1987-1996; Fidelity Emerging Growth Fund, 1990-1991; Fidelity Select Defense & Aerospace Portfolio, 1984-1985; joined Fidelity in 1983

3

Bob Stansky on the economy and corporate profits:

"Corporate earnings are still in a difficult spot. There are no two ways about it: Business demand is soft. Companies that have met Wall Street's already reduced earnings expectations have done so because they've been better able to control costs, not because of any meaningful increase in revenues. A mild winter has helped pull some business forward, and many companies have done a solid job of reducing inventories. But until the demand for their products and services returns, the outlook for better earnings is unclear.

"That said, the consumer has hung in there, which has been surprising. But how much money and/or credit do people have left? And, with mortgage rates rising, will the housing market slow down? Higher energy prices have already negatively impacted the economy, but hopefully we've already absorbed the breadth of the near-term impact. Interestingly, in the wake of this uncertainty, stocks have behaved quite well. Many are moving forward in anticipation of a second half of '02 and early '03 recovery. I just hope that the economy can fulfill the market's heady expectations."

Annual Report

Investment Changes

Top Ten Stocks as of March 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	4.5	4.0
General Electric Co.	4.4	4.8
Microsoft Corp.	3.0	2.6
Viacom, Inc. Class B (non-vtg.)	2.8	2.2
American International Group, Inc.	2.7	3.0
Exxon Mobil Corp.	2.6	2.8
Wal-Mart Stores, Inc.	2.4	2.0
Pfizer, Inc.	2.4	2.6
Home Depot, Inc.	1.8	1.6
Philip Morris Companies, Inc.	1.8	1.8
	28.4
Top Five Market Sectors as of March 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	20.4
Consumer Discretionary	17.5	15.0
Information Technology	13.2	11.1
Health Care	11.6	14.5
Industrials	9.1	10.5
Asset Allocation (% of fund's net assets)
As of March 31, 2002 *		As of September 30, 2001 **
	Stocks 92.9%		Stocks 94.5%
	Short-Term Investments and Net Other Assets 7.1%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	2.6%	** Foreign investments	3.6%

Annual Report

Investments March 31, 2002

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.5%
Auto Components - 0.1%
TRW, Inc.	2,000,000	$ 102,940
Automobiles - 0.2%
General Motors Corp.	2,300,000	139,035
Hotels, Restaurants & Leisure - 0.8%
Extended Stay America, Inc. (a)(d)	5,859,603	101,957
Harrah's Entertainment, Inc. (a)	200,000	8,852
McDonald's Corp.	11,294,800	313,431
MGM Mirage, Inc. (a)	500,000	18,115
Park Place Entertainment Corp. (a)	4,029,200	42,508
Starwood Hotels & Resorts Worldwide, Inc. unit	2,999,327	112,805
		597,668
Household Durables - 0.4%
Black & Decker Corp.	1,500,000	69,810
Centex Corp.	600,000	31,158
Leggett & Platt, Inc.	6,200,000	153,760
Maytag Corp.	200,000	8,850
Nintendo Co. Ltd.	150,000	22,051
		285,629
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	2,200,000	31,460
eBay, Inc. (a)	500,000	28,320
		59,780
Media - 7.6%
AOL Time Warner, Inc. (a)	38,586,854	912,579
Charter Communications, Inc. Class A (a)	2,300,000	25,967
Clear Channel Communications, Inc. (a)	15,032,854	772,839
Comcast Corp. Class A (special) (a)	6,050,000	192,390
Cox Communications, Inc. Class A (a)	2,689,400	101,229
EchoStar Communications Corp. Class A (a)	2,400,000	67,968
Fox Entertainment Group, Inc. Class A (a)	2,000,000	47,300
Gannett Co., Inc.	2,510,400	191,041
McGraw-Hill Companies, Inc.	2,526,000	172,400
News Corp. Ltd. ADR	3,900,000	110,682
Omnicom Group, Inc.	4,501,576	424,949
Tribune Co.	2,233,922	101,554
Univision Communications, Inc. Class A (a)	2,090,000	87,780
USA Networks, Inc. (a)	700,000	22,239
Viacom, Inc. Class B (non-vtg.) (a)	45,239,937	2,188,256
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Vivendi Universal SA sponsored ADR	1,000,000	$ 38,500
Walt Disney Co.	21,001,500	484,715
		5,942,388
Multiline Retail - 3.3%
Costco Wholesale Corp. (a)	2,200,000	87,604
Federated Department Stores, Inc. (a)	1,447,300	59,122
Sears, Roebuck & Co.	2,000,000	102,540
Target Corp.	10,000,000	431,200
Wal-Mart Stores, Inc.	30,487,840	1,868,600
		2,549,066
Specialty Retail - 4.5%
AutoNation, Inc. (a)	11,201,827	155,929
Best Buy Co., Inc. (a)	6,132,600	485,702
Circuit City Stores, Inc. - Circuit City Group	1,200,000	21,648
Gap, Inc.	10,629,300	159,865
Home Depot, Inc.	29,100,000	1,414,551
Lowe's Companies, Inc.	9,815,000	426,854
Office Depot, Inc. (a)	11,343,800	225,174
Staples, Inc. (a)	17,900,000	357,463
The Limited, Inc.	8,100,000	144,990
TJX Companies, Inc.	2,800,000	112,028
		3,504,204
Textiles & Apparel - 0.5%
Coach, Inc. (a)	500,000	25,355
Liz Claiborne, Inc.	5,095,600	144,511
NIKE, Inc. Class B	3,198,500	191,942
Polo Ralph Lauren Corp. Class A (a)(d)	2,133,700	62,261
		424,069
TOTAL CONSUMER DISCRETIONARY		13,604,779
CONSUMER STAPLES - 7.0%
Beverages - 2.3%
Anheuser-Busch Companies, Inc.	2,683,200	140,063
PepsiCo, Inc.	13,524,300	696,501
The Coca-Cola Co.	19,066,100	996,394
		1,832,958
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.8%
Albertson's, Inc.	700,000	$ 23,198
CVS Corp.	7,931,786	272,298
Rite Aid Corp. (a)	8,621,300	29,916
Safeway, Inc. (a)	6,954,400	313,087
		638,499
Food Products - 0.2%
Kraft Foods, Inc. Class A	3,255,400	125,821
Household Products - 1.2%
Kimberly-Clark Corp.	5,900,000	381,435
Procter & Gamble Co.	6,300,000	567,567
		949,002
Personal Products - 0.7%
Avon Products, Inc.	2,546,000	138,299
Gillette Co.	11,406,200	387,925
		526,224
Tobacco - 1.8%
Philip Morris Companies, Inc.	26,600,000	1,401,022
TOTAL CONSUMER STAPLES		5,473,526
ENERGY - 7.9%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	7,021,000	268,553
BJ Services Co. (a)	500,000	17,235
Cooper Cameron Corp. (a)	1,795,500	91,768
Halliburton Co.	10,499,600	179,228
Nabors Industries, Inc. (a)	1,200,000	50,700
Noble Drilling Corp. (a)	300,000	12,417
Schlumberger Ltd. (NY Shares)	9,388,100	552,208
Smith International, Inc. (a)	139,300	9,438
Transocean Sedco Forex, Inc.	1,512,563	50,262
Weatherford International, Inc. (a)	1,520,000	72,398
		1,304,207
Oil & Gas - 6.2%
Anadarko Petroleum Corp.	3,910,000	220,680
Apache Corp.	1,855,686	105,551
BP PLC sponsored ADR	5,368,842	285,086
Burlington Resources, Inc.	2,265,925	90,841
ChevronTexaco Corp.	13,697,100	1,236,437
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	8,292,088	$ 241,963
Devon Energy Corp.	721,600	34,832
Exxon Mobil Corp.	45,210,336	1,981,569
Occidental Petroleum Corp.	3,021,400	88,074
Phillips Petroleum Co.	640,000	40,192
Royal Dutch Petroleum Co. (NY Shares)	7,432,700	403,744
Shell Transport & Trading Co. PLC (Reg.)	13,327,100	98,354
		4,827,323
TOTAL ENERGY		6,131,530
FINANCIALS - 20.8%
Banks - 5.2%
Bank of America Corp.	16,201,954	1,102,057
Bank of New York Co., Inc.	1,654,400	69,518
Bank One Corp.	7,473,800	312,255
Charter One Financial, Inc.	2,998,758	93,621
Comerica, Inc.	2,321,000	145,225
FleetBoston Financial Corp.	11,610,083	406,353
Mellon Financial Corp.	1,900,000	73,321
PNC Financial Services Group, Inc.	792,800	48,749
Synovus Financial Corp.	1,659,775	50,590
U.S. Bancorp, Delaware	8,110,674	183,058
Wachovia Corp.	8,866,001	328,751
Wells Fargo & Co.	24,755,000	1,222,897
		4,036,395
Diversified Financials - 11.5%
American Express Co.	17,583,300	720,212
Charles Schwab Corp.	5,625,000	73,631
Citigroup, Inc.	69,955,653	3,464,203
Fannie Mae	17,081,100	1,364,438
Freddie Mac	13,711,600	868,904
Goldman Sachs Group, Inc.	6,348,500	572,952
Household International, Inc.	5,220,395	296,518
J.P. Morgan Chase & Co.	7,800,000	278,070
MBNA Corp.	700,000	26,999
Merrill Lynch & Co., Inc.	6,092,900	337,425
Morgan Stanley Dean Witter & Co.	15,250,970	874,033
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Nomura Holdings, Inc.	3,990,000	$ 51,706
Principal Financial Group, Inc.	663,800	16,794
		8,945,885
Insurance - 3.8%
AFLAC, Inc.	5,846,600	172,475
Allstate Corp.	200,000	7,554
American International Group, Inc.	29,131,170	2,101,523
Berkshire Hathaway, Inc. Class A (a)	557	39,603
Hartford Financial Services Group, Inc.	1,400,000	95,368
Marsh & McLennan Companies, Inc.	1,637,700	184,634
MetLife, Inc.	5,000,000	157,500
Prudential Financial, Inc.	592,000	18,382
The Chubb Corp.	800,000	58,480
Travelers Property Casualty Corp. Class A	5,000,000	100,000
UnumProvident Corp.	1,333,400	37,242
W.R. Berkley Corp.	500,000	28,740
		3,001,501
Real Estate - 0.3%
Equity Office Properties Trust	2,686,400	80,565
Equity Residential Properties Trust (SBI)	2,543,000	73,086
Host Marriott Corp.	4,000,000	47,800
		201,451
TOTAL FINANCIALS		16,185,232
HEALTH CARE - 11.6%
Biotechnology - 0.7%
Amgen, Inc. (a)	3,892,000	232,275
Applera Corp. - Celera Genomics Group (a)	301,800	6,202
Biogen, Inc. (a)	1,100,000	53,966
Charles River Labs International, Inc. (a)	413,100	12,806
Genentech, Inc. (a)	175,350	8,846
Genzyme Corp. - General Division (a)	1,000,000	43,670
Gilead Sciences, Inc. (a)	2,800,000	100,772
Human Genome Sciences, Inc. (a)	200,000	4,358
IDEC Pharmaceuticals Corp. (a)	500,000	32,150
Millennium Pharmaceuticals, Inc. (a)	1,700,000	37,927
		532,972
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	800,000	$ 47,616
Guidant Corp. (a)	4,079,600	176,728
Medtronic, Inc.	9,000,000	406,890
Zimmer Holdings, Inc. (a)	2,017,690	68,702
		699,936
Health Care Providers & Services - 2.5%
Aetna, Inc.	798,700	31,006
Anthem, Inc.	286,500	16,494
Cardinal Health, Inc.	14,275,336	1,011,979
Express Scripts, Inc. (a)	2,000,000	115,180
HealthSouth Corp. (a)	12,352,200	177,254
McKesson Corp.	642,100	24,034
UnitedHealth Group, Inc.	6,088,200	465,260
Wellpoint Health Networks, Inc. (a)	1,242,600	79,116
		1,920,323
Pharmaceuticals - 7.5%
Abbott Laboratories	11,546,500	607,346
Allergan, Inc.	250,000	16,163
AstraZeneca PLC (United Kingdom)	688,100	34,123
Bristol-Myers Squibb Co.	21,376,900	865,551
Eli Lilly & Co.	2,617,300	199,438
Johnson & Johnson	10,220,200	663,802
Merck & Co., Inc.	4,771,000	274,714
Pfizer, Inc.	46,477,975	1,847,035
Pharmacia Corp.	2,782,800	125,449
Schering-Plough Corp.	13,633,400	426,725
Wyeth	11,859,200	778,556
		5,838,902
TOTAL HEALTH CARE		8,992,133
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.8%
Boeing Co.	777,200	37,500
General Dynamics Corp.	1,291,800	121,365
Honeywell International, Inc.	8,276,937	316,758
Raytheon Co.	900,000	36,945
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
United Defense Industries, Inc.	252,000	$ 6,754
United Technologies Corp.	1,100,000	81,620
		600,942
Airlines - 0.0%
AMR Corp. (a)	1,378,100	36,396
Building Products - 0.1%
Masco Corp.	4,565,200	125,315
Commercial Services & Supplies - 1.2%
Aramark Corp. Class B	186,000	4,910
Automatic Data Processing, Inc.	1,900,000	110,713
Cendant Corp. (a)	10,300,000	197,760
Ceridian Corp. (a)	2,140,200	47,191
ChoicePoint, Inc. (a)	809,000	46,598
First Data Corp.	1,975,000	172,319
Ionics, Inc.	625,000	20,038
Manpower, Inc.	2,905,900	112,981
Pitney Bowes, Inc.	3,208,400	137,320
Republic Services, Inc. (a)	3,500,000	65,380
		915,210
Electrical Equipment - 0.2%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	3,017,900	173,197
Industrial Conglomerates - 6.1%
General Electric Co.	90,438,400	3,386,918
Minnesota Mining & Manufacturing Co.	1,565,320	180,027
Textron, Inc.	611,400	31,243
Tyco International Ltd.	35,734,455	1,154,938
		4,753,126
Machinery - 0.6%
Danaher Corp.	1,222,300	86,808
Illinois Tool Works, Inc.	3,660,000	264,801
Ingersoll-Rand Co. Ltd. Class A	1,768,850	88,478
Trivest 1992 Special Fund Ltd. (c)	26,600,000	532
		440,619
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Swift Transportation Co., Inc. (a)	1,500,000	$ 32,880
Union Pacific Corp.	500,000	31,070
		63,950
TOTAL INDUSTRIALS		7,108,755
INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 2.0%
Brocade Communications System, Inc. (a)	4,871,900	131,541
Cisco Systems, Inc. (a)	50,630,479	857,174
Comverse Technology, Inc. (a)	500,000	6,335
Motorola, Inc.	13,500,000	191,700
Nokia Corp. sponsored ADR	3,791,200	78,629
QUALCOMM, Inc. (a)	6,645,700	250,144
		1,515,523
Computers & Peripherals - 2.4%
Ampex Corp. Class A (a)	27,200	53
Dell Computer Corp. (a)	16,500,000	430,815
EMC Corp. (a)	6,600,000	78,672
International Business Machines Corp.	10,606,800	1,103,107
Network Appliance, Inc. (a)	2,800,000	57,064
Sun Microsystems, Inc. (a)	26,100,200	230,204
		1,899,915
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	3,325,526	116,260
Flextronics International Ltd. (a)	4,325,000	78,931
Thermo Electron Corp.	2,871,500	59,526
Waters Corp. (a)	4,580,000	128,103
		382,820
Internet Software & Services - 0.0%
Yahoo!, Inc. (a)	800,000	14,776
IT Consulting & Services - 0.4%
Accenture Ltd. Class A	2,000,000	53,400
Computer Sciences Corp. (a)	653,200	33,150
Electronic Data Systems Corp.	4,000,000	231,960
		318,510
Semiconductor Equipment & Products - 3.7%
Altera Corp. (a)	1,600,000	34,992
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Analog Devices, Inc. (a)	3,707,732	$ 166,996
Applied Materials, Inc. (a)	2,200,000	119,394
ASML Holding NV (NY Shares) (a)	200,000	5,074
Broadcom Corp. Class A (a)	850,000	30,515
Intel Corp.	42,345,200	1,287,718
KLA-Tencor Corp. (a)	500,000	33,250
Lattice Semiconductor Corp. (a)	700,000	12,271
Linear Technology Corp.	3,053,200	135,013
LSI Logic Corp. (a)	1,250,000	21,250
Marvell Technology Group Ltd. (a)	873,600	38,264
Maxim Integrated Products, Inc. (a)	2,178,400	121,359
Micron Technology, Inc. (a)	10,434,000	343,279
Novellus Systems, Inc. (a)	700,000	37,898
Teradyne, Inc. (a)	200,000	7,886
Texas Instruments, Inc.	11,797,700	390,504
Vitesse Semiconductor Corp. (a)	1,800,000	17,640
Xilinx, Inc. (a)	1,200,000	47,832
		2,851,135
Software - 4.2%
Adobe Systems, Inc.	2,694,900	108,578
Computer Associates International, Inc.	4,352,800	95,283
Electronic Arts, Inc. (a)	2,054,100	124,889
Intuit, Inc. (a)	800,000	30,688
Microsoft Corp. (a)	38,322,300	2,311,218
Oracle Corp. (a)	15,195,000	194,496
PeopleSoft, Inc. (a)	1,300,000	47,489
Siebel Systems, Inc. (a)	4,270,000	139,245
Synopsys, Inc. (a)	761,200	41,988
VERITAS Software Corp. (a)	4,675,000	204,905
		3,298,779
TOTAL INFORMATION TECHNOLOGY		10,281,458
MATERIALS - 1.8%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	7,100,000	334,765
Construction Materials - 0.2%
Lafarge North America, Inc. (d)	3,453,547	149,331
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Packaging Corp. of America (a)	200,000	$ 3,958
Metals & Mining - 0.4%
Alcoa, Inc.	6,880,000	259,651
Nucor Corp.	992,400	63,752
		323,403
Paper & Forest Products - 0.7%
Georgia-Pacific Group	4,793,500	143,565
International Paper Co.	9,000,000	387,090
Weyerhaeuser Co.	300,000	18,858
		549,513
TOTAL MATERIALS		1,360,970
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.5%
AT&T Corp.	28,189,984	442,583
BellSouth Corp.	15,462,800	569,959
Qwest Communications International, Inc.	8,677,400	71,328
SBC Communications, Inc.	20,727,214	776,027
Verizon Communications, Inc.	18,433,004	841,467
		2,701,364
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc. (a)	20,377,436	182,378
Nextel Communications, Inc. Class A (a)	1,500,000	8,070
Sprint Corp. - PCS Group Series 1 (a)	8,900,000	91,581
Vodafone Group PLC sponsored ADR	7,464,500	137,571
		419,600
TOTAL TELECOMMUNICATION SERVICES		3,120,964
TOTAL COMMON STOCKS (Cost $49,503,960)		72,259,347
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative (Cost $1,502)	963	1,502
Money Market Funds - 7.0%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.86% (b) (Cost $5,483,082)	5,483,081,984	$ 5,483,082
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.78%, dated 3/29/02 due 4/1/02 (Cost $4,926)	$ 4,927	4,926
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $54,993,470)		77,748,857
NET OTHER ASSETS - 0.1%		69,009
NET ASSETS - 100%		$ 77,817,866

Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
(d) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,082,092,000 and $14,085,749,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,399,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $532,000 or 0% of net assets.

Income Tax Information

At March 31, 2002, the aggregate cost of investment securities for income tax purposes was $55,228,387,000. Net unrealized appreciation aggregated $22,520,470,000, of which $26,429,856,000 related to appreciated investment securities and $3,909,386,000 related to depreciated investment securities.

The fund hereby designates approximately $611,023,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At March 31, 2002, the fund had a capital loss carryforward of approximately $1,760,324,000 all of which will expire on March 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	March 31, 2002
Assets
Investment in securities, at value (including securities loaned of $31,697 and repurchase agreements of $4,926) (cost $54,993,470) - See accompanying schedule		$ 77,748,857
Cash		1
Receivable for investments sold		258,161
Receivable for fund shares sold		100,438
Dividends receivable		70,851
Interest receivable		8,916
Other receivables		344
Total assets		78,187,568
Liabilities
Payable for investments purchased	$ 221,348
Payable for fund shares redeemed	67,141
Accrued management fee	35,708
Other payables and accrued expenses	11,626
Collateral on securities loaned, at value	33,879
Total liabilities		369,702
Net Assets		$ 77,817,866
Net Assets consist of:
Paid in capital		$ 57,266,757
Undistributed net investment income		107,098
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,311,344)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,755,355
Net Assets, for 758,794 shares outstanding		$ 77,817,866
Net Asset Value and redemption price per share ($77,817,866 ÷ 758,794 shares)		$ 102.55
Maximum offering price per share (100/97.00 of $102.55)		$ 105.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended March 31, 2002
Investment Income
Dividends (including $2,237 received from affiliated issuers)		$ 909,161
Interest		141,210
Security lending		590
Total income		1,050,961
Expenses
Management fee Basic fee	$ 463,682
Performance adjustment	92,621
Transfer agent fees	145,243
Accounting and security lending fees	2,084
Non-interested trustees' compensation	98
Custodian fees and expenses	1,441
Registration fees	222
Audit	338
Legal	368
Reports to shareholders	3,355
Miscellaneous	590
Total expenses before reductions	710,042
Expense reductions	(7,061)	702,981
Net investment income (loss)		347,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $6,378 on sales of investments in affiliated issuers)	(2,007,146)
Foreign currency transactions	(434)
Futures contracts	(34,968)
Total net realized gain (loss)		(2,042,548)
Change in net unrealized appreciation (depreciation) on: Investment securities	979,571
Assets and liabilities in foreign currencies	278
Total change in net unrealized appreciation (depreciation)		979,849
Net gain (loss)		(1,062,699)
Net increase (decrease) in net assets resulting from operations		$ (714,719)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended March 31, 2002	Year ended March 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 347,980	$ 285,804
Net realized gain (loss)	(2,042,548)	2,146,996
Change in net unrealized appreciation (depreciation)	979,849	(28,518,183)
Net increase (decrease) in net assets resulting from operations	(714,719)	(26,085,383)
Distributions to shareholders from net investment income	(351,086)	(207,320)
Distributions to shareholders from net realized gain	(614,308)	(3,590,364)
Total distributions	(965,394)	(3,797,684)
Share transactions Net proceeds from sales of shares	10,076,570	14,100,897
Reinvestment of distributions	943,728	3,720,411
Cost of shares redeemed	(11,712,580)	(16,842,928)
Net increase (decrease) in net assets resulting from share transactions	(692,282)	978,380
Total increase (decrease) in net assets	(2,372,395)	(28,904,687)
Net Assets
Beginning of period	80,190,261	109,094,948
End of period (including undistributed net investment income of $107,098 and undistributed net investment income of $139,968, respectively)	$ 77,817,866	$ 80,190,261
Other Information Shares
Sold	96,493	110,507
Issued in reinvestment of distributions	8,457	28,852
Redeemed	(113,516)	(133,532)
Net increase (decrease)	(8,566)	5,827

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended March 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 104.50	$ 143.26	$ 129.75	$ 108.82	$ 80.20
Income from Investment Operations
Net investment income (loss) C	.45	.37	.59	.73	.73
Net realized and unrealized gain (loss)	(1.14)	(34.17)	25.04	26.02	34.35
Total from investment operations	(.69)	(33.80)	25.63	26.75	35.08
Distributions from net investment income	(.46)	(.27)	(.73)	(.67)	(1.25)
Distributions from net realized gain	(.80)	(4.69)	(11.39)	(5.15)	(5.21)
Total distributions	(1.26)	(4.96)	(12.12)	(5.82)	(6.46)
Net asset value, end of period	$ 102.55	$ 104.50	$ 143.26	$ 129.75	$ 108.82
Total Return A, B	(.76)%	(24.22)%	21.11%	25.63%	45.41%
Ratios to Average Net Assets D
Expenses before expense reductions	.89%	.89%	.75%	.62%	.62%
Expenses net of voluntary waivers, if any	.89%	.89%	.75%	.62%	.62%
Expenses net of all reductions	.88%	.88%	.74%	.60%	.61%
Net investment income (loss)	.43%	.29%	.46%	.66%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 77,818	$ 80,190	$ 109,095	$ 90,715	$ 71,968
Portfolio turnover rate	15%	24%	28%	37%	34%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended March 31, 2002

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The fund is closed to new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales transactions and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of March 31, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 88,717,000
Capital loss carryforwards	1,760,324,000

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 354,371,000
Long-term capital gains	611,023,000
$ 965,394,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received sales charges of $4,217,000 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $140,781,000 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,286,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2,000 and $2,773,000, respectively.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Extended Stay America, Inc.	$ -	$ -	$ -	$ 101,957
Lafarge North America, Inc.	2,349	7,631	2,237	149,331
Polo Ralph Lauren Corp. Class A	-	6,208	-	62,261
Swift Transportation Co., Inc.	-	593	-	-
TOTALS	$ 2,349	$ 14,432	$ 2,237	$ 313,549

Annual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 8, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 192 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Magellan. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Magellan (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (51)

Year of Election or Appointment: 1997

Vice President of Magellan. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Robert E. Stansky (46)
Year of Election or Appointment: 1996 Vice President of Magellan. Prior to assuming his current responsibilities, Mr. Stansky managed a variety of Fidelity funds.
Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Magellan. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Magellan. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Magellan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Magellan. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Magellan. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company Quincy, MA

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